EXHIBIT A

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that each of the undersigned is individually eligible to use the Amendment No. 3 to Schedule 13G (the “Schedule 13G”) to which this Exhibit is attached, such Schedule 13G is filed on behalf of each of the undersigned and all subsequent amendments to such Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is accurate.

Dated this 12th day of February, 2014.

CCMP Capital, LLC

/s/ Marc Unger
Name:	Marc Unger
Title:	Chief Operating Officer & Chief Financial Officer

CCMP Capital Investors II, L.P.

By: CCMP Capital Associates, L.P., its general partner

By: CCMP Capital Associates GP, LLC

/s/ Marc Unger
Name:	Marc Unger
Title:	Chief Operating Officer & Chief Financial Officer

CCMP Capital Investors (Cayman) II, L.P.

By: CCMP Capital Associates, L.P., its general partner

By: CCMP Capital Associates GP, LLC, its general partner

/s/ Marc Unger
Name:	Marc Unger
Title:	Chief Operating Officer & Chief Financial Officer

CCMP Capital Associates, L.P.,

By: CCMP Capital Associates GP, LLC, its general partner

/s/ Marc Unger
Name:	Marc Unger
Title:	Chief Operating Officer & Chief Financial Officer

Page 18 of 19 pages

CCMP Capital Associates GP, LLC

/s/ Marc Unger
Name:	Marc Unger
Title:	Chief Operating Officer & Chief Financial Officer

CCMP Generac Co-Invest, L.P.

By: CCMP Generac Co-Invest GP, LLC, its general partner

/s/ Marc Unger
Name:	Marc Unger
Title:	Chief Operating Officer & Chief Financial Officer

CCMP Generac Co-Invest GP, LLC

/s/ Marc Unger
Name:	Marc Unger
Title:	Chief Operating Officer & Chief Financial Officer

/s/ Stephen Murray
Stephen Murray

/s/ Timothy Walsh
Timothy Walsh

/s/ Greg D. Brenneman
Greg D. Brenneman

Page 19 of 19 pages